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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): November 2, 2000
                                                         ----------------




                  PROFESSIONAL TRANSPORTATION GROUP LTD., INC.
                            (Exact name of registrant
                          as specified in its charter)




       Georgia                        000-22571               58-1915632
--------------------------------------------------------------------------------
   (State or other                    (Commission            (I.R.S. Employer
   jurisdiction of                    File Number)           Identification No.)
   incorporation)




   1950 Spectrum Circle, Suite B-100, Marietta, Georgia               30067
--------------------------------------------------------------------------------
            (Address of principal executive offices)               (Zip Code)




       Registrant's telephone number, including area code: (678) 264-0400
                                                           --------------





         (Former name or former address, if changed since last report.)


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ITEM 5.    OTHER EVENTS.

     On November 2, 2000, Professional Transportation Group Ltd., Inc. (the Company") announced that it has received notification from its principal outside lender that the Company has defaulted in the payment of interest and other amounts required pursuant to the loan and security agreement between the bank and the Company. The notice does not purport to accelerate the payment of the entire lending facility, but demands payment of approximately $1,000,000 on November 2, 2000. Further information is contained in the Company's press release which is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL SCHEDULES AND EXHIBITS.

(c)  Exhibits.

     99.1     Press Release dated November 2, 2000.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PROFESSIONAL TRANSPORTATION GROUP
                                 LTD., INC.


                                 By:  /s/ William R. Asbell, Jr.
                                 ----------------------------------------------
                                      William R. Asbell, Jr.
                                      Interim Chief Financial Officer,
                                      Vice President and General Counsel

Dated:  November 2, 2000


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                                  EXHIBIT INDEX


      Exhibit
       Number         Exhibit Name
       ------         ------------
        99.1          Press Release dated November 2, 2000